DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                        DREYFUS MUNICIPAL INCOME, INC.
                     DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                         ------------------------------
                   NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                         ------------------------------
To the Stockholders:
         The Annual Meetings of Stockholders of each of Dreyfus California Municipal Income, Inc., Dreyfus Municipal Income, Inc. and Dreyfus New York Municipal Income, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, August 18, 1995 at 10:00 a.m., for the following purposes:
         1. To elect three Class II Directors to serve for three year terms, and one Class III Director to serve for a one year term and, in each case, to hold office until their successors are duly elected and qualified.
         2.  To ratify the selection of the Fund's independent auditors.
         3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
         Stockholders of record at the close of business on June 16, 1995 will be entitled to receive notice of and to vote at the meeting.
                                                  By Order of the Board

                                                  John E. Pelletier
                                                  Secretary

New York, New York
June 26, 1995
- ----------------------------------------------------------------------------
                       WE NEED YOUR PROXY VOTE IMMEDIATELY
        A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL.
    BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
- -----------------------------------------------------------------------------
                 DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                      DREYFUS MUNICIPAL INCOME, INC.
                 DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                           COMBINED PROXY STATEMENT
                        ------------------------------
                      ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON FRIDAY, AUGUST 18, 1995
               This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus California Municipal Income, Inc. ("DCMI"), Dreyfus Municipal Income, Inc. ("DMI") and Dreyfus New York Municipal Income, Inc. ("DNYMI") (where appropriate, each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, August 18, 1995 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New
York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on June 16, 1995 are entitled to be present and to vote at the meeting. Each Fund share is entitled to one vote. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby cancelling any proxy previously given. As of June 8, 1995, the Funds had outstanding the following number of shares: Dreyfus California Municipal Income, Inc. - 3,250,879; Dreyfus Municipal Income, Inc. - 12,307,512; and Dreyfus New York Municipal Income, Inc. - 2,600,753.
         It is estimated that proxy materials will be mailed to stockholders of record on or about June 30, 1995. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL FREE 1-800-334-6899.
         Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return EACH proxy card they receive.
                        PROPOSAL 1. ELECTION OF DIRECTORS
         Each Fund's Board of Directors is divided into three classes with the terms of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of three Class II Directors to serve for three year terms (until the Annual Meeting of Stockholders to be held in 1998) and one Class III Director to serve for a one year term (until the Annual Meeting of Stockholders to be held in 1996) and, in each case, until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") and the class for which each is proposed for election are listed below. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member of each Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to all Funds.
             Page 1


                                                                                                                  YEAR
NAME OF NOMINEE, PRINCIPAL OCCUPATION                                                         DIRECTOR            TERM
AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                AGE                 SINCE            EXPIRES
- -------------------------------------------                               -----               --------         ----------
CLASS II:
WHITNEY I. GERARD                                                          60                  1988               1998
        Partner of the New York City law firm of Chadbourne & Parke.
ROBERT R. GLAUBER                                                          56                 (1988)              1998
        Research Fellow, Center for Business and Government at                                1992*
        the John F. Kennedy School of Government, Harvard University,
        since January 1992. Mr. Glauber was Under Secretary of the
        Treasury for Finance at the U.S. Treasury Department from May
        1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business
        Administration of Harvard University and, from 1985 to 1989,
        Chairman of its Advanced Management Program. He is a director of MidOcean Reinsurance Co. Ltd. and Cooke & Bieler, Inc.,
        investment counselors.
ARTHUR A. HARTMAN                                                          69                  1989               1998
        Senior consultant with APCO Associates Inc. From 1981 to
        1987, he was United States Ambassador to the former Soviet Union.
        He is also a director of the ITT Hartford Insurance Group, Lauter
        International and Ford Meter Box Corp. and a member of advisory councils of several other companies, research institutes and foundations.  He is President of the Harvard Board of Overseers.
CLASS III:
** JOSEPH S. DIMARTINO                                                     51                  1995               1996

        Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994,
        Chief Operating Officer of The Dreyfus Corporation ("Dreyfus"),
        the Funds' investment adviser, and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned
        subsidiary of Dreyfus.  From August 1994 to December 31, 1994, he
- ------------------------------
        * Mr. Glauber was elected to the Board of each Fund on September 15, 1988 and resigned on October 1, 1988 to accept a government position. He was re-elected to the Board of each Fund on January 30, 1992.
        ** "Interested person" as defined in the Investment Company Act of 1940, as amended (the "Act").
                Page 2

                                                                                                                  YEAR
NAME OF NOMINEE, PRINCIPAL OCCUPATION                                                         DIRECTOR            TERM
AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                AGE                 SINCE            EXPIRES
- --------------------------------------------                              -----               --------         ---------
        was a director of Mellon Bank Corporation. Mr. DiMartino
        is a director and former Treasurer of the Musclular Dystrophy
        Association; a trustee of Bucknell University; Chairman of the
        Board of Directors of Noel Group, Inc., a venture capital
        company; a director of HealthPlan Services Corporation; Belding
        Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics; Curtis
        Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware; Simmons Outdoor
        Corporation; and Staffing Resources, Inc.

- ----------------------
         In connection with the merger of Dreyfus and a subsidiary of Mellon Bank, N.A. on August 24, 1994, 33,698 shares of Dreyfus common stock held by Mr. DiMartino under The Dreyfus Corporation Retirement Profit-Sharing Plan (the "Plan") were converted into 29,660 shares of common stock of Mellon Bank Corporation ("Mellon"), Mellon Bank, N.A.'s parent, having a market value of $58.375 per share on such date. In addition, two outstanding options separately granted in 1982 and 1989 to Mr. DiMartino to purchase an aggregate of 200,000 shares of Dreyfus common stock were converted into two options to purchase an aggregate of 176,034 shares of Mellon common stock. In November 1994, Mellon's common stock split in a 3 for 2 proportion, and all shares of Mellon common stock held under the Plan, and all outstanding options, were adjusted accordingly. In February 1995, Mr. DiMartino exercised his two outstanding options. At that time, Mr. DiMartino sold a total of 309,264 shares of Mellon common stock in the secondary market at an average price of $38.650 per share.
         The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.
         Each Fund has an audit committee comprised of its Directors who are not "interested persons" (as defined in the Act) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. None of the Funds has a standing nominating or compensation committee or any committee performing similar functions.
         As of May 31, 1995, Directors and officers as a group (17 persons) beneficially owned less than 1% of the shares of each Fund's Common Stock. Certain information concerning each Fund's officers is set forth in Exhibit A.
         Each Fund held six Board of Directors meetings during the fiscal year ended September 30, 1994. All of the Directors attended at least 75% of the meetings of the Board and/or the audit committee of each Fund during the period such person was a Director.
         Each Fund typically pays Board members an annual retainer of $2,500 and a $250 per meeting fee and reimburses them for their expenses. The Chairman of the Board, which position is held by Mr. DiMartino, receives an additional 25% in annual retainer and per meeting attendance fees. The Funds do not pay any other remuneration to their officers and Board members and none of the Funds has a bonus, pension, profit-sharing or retirement plan.
         Except as otherwise noted, the aggregate amount of compensation paid to each Nominee by each Fund for the fiscal year ended September 30, 1994, and by all other funds (the number of which is set forth in parenthesis next to each
                  Page 3
Nominee's total compenstation) in the Dreyfus Family of Funds for which such Nominee is a Board member for the year ended December 31, 1994 was as follows:

                                                                                                               (5)
                                                               (3)                                            TOTAL
                                                            PENSION OR                 (4)                 COMPENSATION
                                       (2)                  RETIREMENT              ESTIMATED             FROM FUND AND
            (1)                     AGGREGATE            BENEFITS ACCRUED        ANNUAL BENEFITS           FUND COMPLEX
    NAME OF NOMINEE                COMPENSATION          AS PART OF EACH          FROM EACH FUND             PAID TO
        AND FUND                 FROM EACH FUND*         FUND'S EXPENSES         UPON RETIREMENT          BOARD MEMBER
- ----------------------         ----------------          ----------------       ----------------        ------------------
JOSEPH S. DIMARTINO                                                                                      $445,000*** (93)
         DCMI                      $4,375**                    None                    None
         DMI                       $4,375**                    None                    None
         DNYMI                     $4,375**                    None                    None
WHITNEY I. GERARD                                                                                        $ 52,000 (9)
         DCMI                      $3,500                      None                    None
         DMI                       $3,750                      None                    None
         DNYMI                     $3,500                      None                    None
ROBERT R. GLAUBER                                                                                        $ 79,696 (17)
         DCMI                      $3,250                      None                    None
         DMI                       $3,500                      None                    None
         DNYMI                     $3,250                      None                    None
ARTHUR A. HARTMAN                                                                                        $ 52,000 (9)
         DCMI                      $3,500                      None                    None
         DMI                       $3,750                      None                    None
         DNYMI                     $3,500                      None                    None
- ----------------------
         *    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,166 for each Fund for all Directors as a group.
         **   Estimated amount from February 2, 1995, when Mr. DiMartino became a director, until the fiscal year ending September 30, 1995.
         *** Estimated amounts for current calendar year for each Fund in the
         Dreyfus Family of Funds for which Mr. DiMartino is a Board member. Mr.
         DiMartino and his family also are entitled to certain health insurance benefits, with a portion of the annual premium (estimated to be approximately
         $16,500 for calendar year 1995), to be allocated among the funds in the
         Dreyfus Family of Funds for which Mr. DiMartino serves as Chairman.

       PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
         The Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Ernst & Young LLP for the current fiscal year ending September 30, 1995 at a Board meeting held on February 2, 1995. Accordingly, the selection by each Fund's Board of
Directors of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ending September 30, 1995, is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund or Dreyfus.
            Page 4
         Ernst & Young LLP, a major international accounting firm, have acted as auditors of each Fund since its organization. Each Fund's Board believes that the continued employment of the services of Ernst & Young LLP for the current fiscal year would be in the best interests of the Fund.
         A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF THE AUDITORS AS INDEPENDENT AUDITORS OF THE FUND.
ADDITIONAL INFORMATION
         Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.
         Prior to commencing operations, each Fund issued 10,000 shares of Common Stock (the "Initial Shares") to Dreyfus, as sponsor, for a $100,000 initial investment pursuant to Section 14(a) of the Act. The Initial Shares issued to Dreyfus by each Fund were enrolled in such Fund's dividend reinvestment plan ("DRIP"). A Form 5 for each of the three fiscal years ended 1991, 1992 and 1993 was filed by Dreyfus with respect to each Fund on November 14, 1994 pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). During those years, Dreyfus was issued shares pursuant to each Fund's DRIP in the following number of transactions: fiscal year 1991, DCMI-12, DMI-12, DNYMI-12; fiscal year 1992, DCMI-12, DMI-13, DNYMI-13; and fiscal year 1993, DCMI-12, DMI-13, DNYMI-13.
         On August 24, 1994, Dreyfus merged with a subsidiary of Mellon Bank, N.A. In connection with the merger, Dreyfus first transferred its Initial Shares for each Fund, together with its DRIP-acquired shares for each Fund to its wholly-owned subsidiary, Major Trading Corporation ("MTC"), and the outstanding shares of MTC subsequently were transferred to MBC Investment Corp., a wholly-owned subsidiary of Mellon. An amended Form 5 reflecting this transfer was filed with respect to each Fund pursuant to Section 16(a) of the Exchange Act on February 8, 1995. In anticipation of, and/or as a result of, the merger, certain individuals were elected as directors and/or officers of Dreyfus. None of these individuals had any ownership of, or engaged in any transaction with respect to, any Fund's shares at the time each assumed such positions and filed a Form 3 pursuant to Section 16(a) of the Securities Exchange Act of 1934. A Form 3 for each of the following individuals was filed on September 28, 1994: Frank V. Cahouet, Barbara E. Casey, Diane M. Coffey, Henry D. Gottmann, Lawrence S. Kash, W. Keith Smith and Paul H. Synder.
                                    OTHER MATTERS
         If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.
         Each Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matters with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
                Page 5
         Each Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
         Proposals stockholders wish to include in any Fund's proxy statement for such Fund's next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 15, 1995 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166,
Attention: General Counsel.
                    NOTICE TO BANKS, BROKER/DEALERS AND
                     VOTING TRUSTEES AND THEIR NOMINEES
         Please advise the appropriate Fund, in care of Mellon Bank, N.A., c/o Corporate Investor Communications, 111 Commerce Road, Carlstadt, N.J. 07072, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS
WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE,
SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED
ENVELOPE.

Dated:  June 26, 1995
                   Page 6
                                     EXHIBIT A
                                      PART I
         Part I sets forth information relevant to the continuing Directors. Unless otherwise indicated the information set forth herein applies to all Funds.


NAME OF CONTINUING DIRECTOR, PRINCIPAL                                                                            YEAR
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                        DIRECTOR            TERM
PAST FIVE YEARS                                                            AGE                 SINCE            EXPIRES
- --------------------------------------                                    -----              ---------          ---------
CLASS I:
LUCY WILSON BENSON                                                         70                  1988               1997
         President of Benson and Associates, consultants to
         business and government. She is a director of Communications
         Satellite Corporation, General RE Corporation and Logistics
         Management Institute. Mrs. Benson is a Trustee of the Alfred
         P. Sloan Foundation, Vice Chairman of the Board of Trustees
         of Lafayette College, Vice Chairman of the Citizens Network
         for Foreign Affairs and a member of the Council on Foreign
         Relations. She served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981.  From 1977 to 1980, Ms. Benson was Under Secretary of State for Security
         Assistance, Science and Technology.
*DAVID W. BURKE                                                            59                  1994               1997
         Since August 1994, Consultant to Dreyfus. From October 1990
         to August 1994, Vice President and Chief Administrative
         Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as
         President of CBS News.
MARTIN D. FIFE                                                             68                  1988               1997
         President of Fife Associates, Inc. and other related
         companies that are engaged in the chemical and plastics
         industries.

- ----------------------
*  "Interested person" as defined in the Act.
                page 7


NAME OF CONTINUING DIRECTOR, PRINCIPAL                                                                            YEAR
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                        DIRECTOR            TERM
PAST FIVE YEARS                                                            AGE                 SINCE            EXPIRES
- ---------------------------------------                                    ----              ---------         ----------
CLASS III:
GEORGE L. PERRY                                                            61                  1989               1996
         An economist and Senior Fellow at the Brookings
         Institution since 1969. He is co-director of the Brookings
         Panel on Economic Activity and editor of its journal, The
         Brookings Papers. He is also a director of the State Farm
         Mutual Automobile Association and State Farm Life Insurance
         Company and a trustee of Federal Realty Investment Trust.
PAUL WOLFOWITZ                                                             51                  1994               1996
         Dean of The Paul H. Nitze School of Advanced International
         Studies at Johns Hopkins University. From 1989 to 1993, Under
         Secretary of Defense for Policy. From 1986 to 1989, he was the
         U.S. Ambassador to the Republic of Indonesia. Before assuming that post, he was Assistant Secretary of State for East Asian and Pacific Affairs, Department of State, from 1982 to 1986. In
         1993, he was the George F. Keenan Professor of National Security
         Strategy at the National War College.

                 Page 8
         COMPENSATION TABLE. The aggregate amount of compensation paid to each continuing director by each fund for the fiscal year ended September
30, 1994, and by all other funds (the number of which is set forth in parenthesis next to each Director's total compensation) in the Dreyfus Family of Funds for which such continuing director is a Board member for the year ended December 31, 1994, was as follows:

                                                                                                               (5)
                                                               (3)                                            TOTAL
                                                           PENSION OR                 (4)                 COMPENSATION
                                       (2)                  RETIREMENT              ESTIMATED             FROM FUND AND
            (1)                     AGGREGATE            BENEFITS ACCRUED        ANNUAL BENEFITS           FUND COMPLEX
      NAME OF BOARD                COMPENSATION          AS PART OF EACH         FROM EACH FUND             PAID TO
      MEMBER AND FUND             FROM EACH FUND*         FUND'S EXPENSES         UPON RETIREMENT          BOARD MEMBER
- ----------------------------     ---------------         ----------------       ----------------          --------------
LUCY WILSON BENSON                                                                                             $64,459 (11)
         DCMI                        $3,500                    None                    None
         DMI                         $3,750                    None                    None
         DNYMI                       $3,500                    None                    None
DAVID W. BURKE                                                                                                 $27,898 (55)
         DCMI                        $2,192                    None                    None
         DMI                         $2,442                    None                    None
         DNYMI                       $2,192                    None                    None
MARTIN D. FIFE                                                                                                 $51,750 (9)
         DCMI                        $3,500                    None                    None
         DMI                         $3,500                    None                    None
         DNYMI                       $3,500                    None                    None
GEORGE L. PERRY                                                                                                $52,050 (9)
         DCMI                        $3,500                    None                    None
         DMI                         $3,750                    None                    None
         DNYMI                       $3,500                    None                    None
PAUL WOLFOWITZ                                                                                                 $32,631 (8)
         DCMI                        $2,192                    None                    None
         DMI                         $2,442                    None                    None
         DNYMI                       $2,192                    None                    None
- ------------------------------
         * Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,166 for each Fund for all Directors as a group.

           Page 9
                                       PART II
         Part II sets forth information relevant to the executive officers of each Fund.

NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                              AGE                   EXPERIENCE FOR PAST FIVE YEARS
- ------------                                           -----                  ---------------------------------
MARIE E. CONNOLLY                                        37                   President and Chief Operating Officer of
President and Treasurer                                                       Premier Mutual Fund Services, Inc. ("Premier") and
                                                                              an officer of other investment companies advised or
                                                                              administered by Dreyfus. From December 1991 to
                                                                              July 1994, she was President and Chief Compliance
                                                                              Officer of Funds Distributor, Inc., a wholly-owned
                                                                              subsidiary of The Boston Company, Inc. Prior to
                                                                              December 1991, she served as Vice President and
                                                                              Controller, and later as Senior Vice President of
                                                                              The Boston Company Advisors, Inc.
JOHN E. PELLETIER                                        31                   Senior Vice President and General Counsel of
Vice President and Secretary                                                  Premier and an officer of their investment
                                                                              companies advised or administered by Dreyfus. From
                                                                              February 1992 to July 1994, he served as Counsel
                                                                              for The Boston Company Advisors, Inc. From August
                                                                              1990 to February 1992, he was employed as an
                                                                              Associate at Ropes & Gray, and prior to August 1990,
                                                                              he was employed as an Associate at Sidley & Austin.
FREDERICK C. DEY                                         33                   Senior Vice President of Premier and an
Vice President and Assistant Treasurer                                        officer of other investment companies advised or
                                                                              administered by Dreyfus. From 1988 to August 1994,
                                                                              he was Manager of the High Performance Fabric
                                                                              Division of Springs Industries Inc.
ERIC B. FISCHMAN                                         30                   Associate General Counsel of Premier and an
Vice President and Assistant Secretary                                        officer of other investment companies advised or
                                                                              administered by Dreyfus. From September 1992 to
                                                                              August 1994, he was an attorney with the Board of
                                                                              Governors of the Federal Reserve System.

                   Page 10
NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                              AGE                   EXPERIENCE FOR PAST FIVE YEARS
- ------------------                                     -----                  -----------------------------------
JOSEPH S. TOWER, III                                     33                   Senior Vice President, Treasurer and Chief
Assistant Treasurer                                                           Financial Officer of Premier and an officer of
                                                                              other investment companies advised or administered
                                                                              by Dreyfus. From July 1988 to August 1994 he was
                                                                              employed by The Boston Company, Inc. where he held
                                                                              various management positions in the Corporate
                                                                              Finance and Treasury areas.
JOHN J. PYBURN                                           59                   Assistant Treasurer of Premier and an officer
Assistant Treasurer                                                           of investment companies advised or administered by
                                                                              Dreyfus. From 1984 to July 1994, he was Assistant
                                                                              Vice President in the Mutual Fund Accounting
                                                                              Department of Dreyfus.
PAUL FURCINITO                                           28                   Assistant Vice President of Premier and an
Assistant Secretary                                                           officer of  other investment companies advised or
                                                                              administered by Dreyfus. From January 1992 to July
                                                                              1994, he was a Senior Legal Product Manager and,
                                                                              from January 1990 to January 1992, a mutual fund
                                                                              accountant for The Boston Company Advisors, Inc.
RUTH D. LEIBERT                                          50                   Assistant Vice President of Premier and an
Assistant Secretary                                                           officer of other investment companies advised or
                                                                              administered by Dreyfus. From March 1992 to July
                                                                              1994, she was a Compliance Officer for The Managers
                                                                              Funds, a registered investment company. From March
                                                                              1990 until September 1991, she was Development
                                                                              Director of The Rockland Center for the Arts.

                     Page 11


                                  IMPORTANT


Please Act Promptly
Sign, Date and Mail your Proxy Card(s) today.

No matter how many shares you own, your vote is important. Voting can also help your Fund save money. To hold the meeting, a quorum must be represented. Voting today can save your Fund the expense of another solicitation for proxies required to achieve a quorum.

For Dreyfus Shareholders with Multiple Accounts:

For your convenience, and to reduce the Fund's mailing expenses, we have enclosed one proxy card for each of the Dreyfus accounts in your household that have the same taxpayer identification (i.e., social security) number, the same zip code and the same type of account. The proxy cards for accounts with different taxpayer identification numbers have been sent under separate cover.

     These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.



                       DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.



      The undersigned stockholder of Dreyfus California Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Steven F. Newman and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 16, 1995 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, August 18, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS BELOW UNLESS OTHERWISE INDICATED.

      1.    Election of Directors.

/ /   FOR All           / /   WITHHOLD
      Nominees                authority for
                              ALL Nominees


Nominees are:     Class  II - Whitney I. Gerard, Robert R. Glauber,
                              Arthur A. Hartman
                  Class III - Joseph S. DiMartino

/ /   WITHHOLD authority only
      for those Nominee(s)
      whose name(s) I have
      struck a line through above
______________________________________________________________________________
      2.    To ratify the selection of the Fund's independent auditors.

      / /   FOR              / /   AGAINST           / /  ABSTAIN

      3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.


Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                                         Dated:_____________________, 1995




                                         ___________________________________
                                                     Signature(s)




                                         ___________________________________
                                                     Signature(s)



Sign, Date and return the Proxy
Card Promptly using the
Enclosed Envelope


"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD YOUR VOTES."




                             DREYFUS MUNICIPAL INCOME, INC.



      The undersigned stockholder of Dreyfus Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Steven F. Newman and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 16, 1995 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, August 18, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.


THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.


      1.    Election of Directors.

/ /   FOR All               / /   WITHHOLD
      Nominees                    authority for
                                  ALL Nominees


Nominees are:     Class  II - Whitney I. Gerard, Robert R. Glauber,
                              Arthur A. Hartman
                  Class III - Joseph S. DiMartino


/ /   WITHHOLD authority only
      for those Nominee(s)
      whose name(s) I have
      struck a line through above

__________________________________________________________________________

      2.    To ratify the selection of the Fund's independent auditors.

      / /   FOR              / /   AGAINST           / /  ABSTAIN

      3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.


Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                                         Dated:_____________________, 1995




                                         ___________________________________
                                                     Signature(s)




                                         ___________________________________
                                                     Signature(s)



Sign, Date and return the Proxy
Card Promptly using the
Enclosed Envelope


"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD YOUR VOTES."



                         DREYFUS NEW YORK MUNICIPAL INCOME, INC.


      The undersigned stockholder of Dreyfus New York Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Steven F. Newman and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 16, 1995 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, August 18, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

      1.    Election of Directors.

/ /   FOR All          / /   WITHHOLD
      Nominees               authority for
                             ALL Nominees


Nominees are:     Class  II - Whitney I. Gerard, Robert R. Glauber,
                              Arthur A. Hartman
                  Class III - Joseph S. DiMartino

/ /   WITHHOLD authority only
      for those Nominee(s)
      whose name(s) I have
      struck a line through above

__________________________________________________________________________


      2.    To ratify the selection of the Fund's independent auditors.

      / /   FOR              / /   AGAINST           / /  ABSTAIN

      3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.


Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                                         Dated:_____________________, 1995




                                         ___________________________________
                                                     Signature(s)




                                         ___________________________________
                                                     Signature(s)



Sign, Date and return the Proxy
Card Promptly using the
Enclosed Envelope


"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD YOUR VOTES."